Exhibit 10.3

FIRST AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

THIS FIRST AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2013, is by and among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the “Applicant”), the guarantors party hereto (the “Guarantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”).

W I T N E S S E T H:

WHEREAS, the Applicant, the Guarantors and Wells Fargo are parties to that certain Standby Letter of Credit Agreement (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Agreement”), dated as of March 30, 2011. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

WHEREAS, the Applicant has requested that Wells Fargo extend the Maturity Date of the Agreement; and

WHEREAS, Wells Fargo is willing to make such amendment to the Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definition of “Maturity Date”. The definition of “Maturity Date” set forth in Section 1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” shall mean March 31, 2018.

Section 2. Miscellaneous Provisions.

(a) Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Agreement shall be and remain in full force and effect, and shall constitute the legal, valid and binding and enforceable obligations of the Applicant.

(b) Ratification. The Applicant and each Guarantor hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Agreement effective as of the date hereof.

(c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

(d) Governing Law. This Amendment shall be governed by and be construed in accordance with the laws of the State of Texas.

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CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey D. Bundy
Name:	Jeffrey D. Bundy
Title:	Vice President

CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

CASH AMERICA INTERNATIONAL, INC.,
a Texas corporation

	By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Assistant Treasurer

GUARANTORS:	ENOVA INTERNATIONAL, INC.

	By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Assistant Treasurer

CASH AMERICA MANAGEMENT L.P.
CASH AMERICA PAWN L.P.

	By:	Cash America Holding, Inc.
The General Partner of each of the foregoing entities

		By:	/s/ Austin D. Nettle
			Name:	Austin D. Nettle
			Title:	Vice President and Treasurer

OHIO NEIGHBORHOOD CREDIT SOLUTIONS, LLC

	By:	Ohio Neighborhood Finance, Inc.,
Its sole member

		By:	/s/ Austin D. Nettle
			Name:	Austin D. Nettle
			Title:	Vice President and Treasurer

CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

CNU ONLINE HOLDINGS, LLC DEBIT PLUS, LLC BILLERS ACCEPTANCE GROUP DP LABOR HOLDINGS, LLC PF LABOR HOLDINGS, LLC

By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

BRONCO PAWN & GUN, INC.

CASH AMERICA ADVANCE, INC.

CASH AMERICA FINANCIAL SERVICES, INC.

CASH AMERICA FRANCHISING, INC.

CASH AMERICA GLOBAL FINANCING, INC.

CASH AMERICA GLOBAL SERVICES, INC.

CASH AMERICA HOLDING, INC.

CASH AMERICA, INC.

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF ALASKA

CASH AMERICA, INC. OF COLORADO

CASH AMERICA, INC. OF ILLINOIS

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA OF MISSOURI, INC.

CASH AMERICA, INC. OF NEVADA

CASH AMERICA, INC. OF NORTH CAROLINA

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF SOUTH CAROLINA

CASH AMERICA, INC. OF TENNESSEE

CASH AMERICA, INC. OF UTAH

CASH AMERICA, INC. OF VIRGINIA

CASH AMERICA INTERNET SALES, INC.

CASH AMERICA OF MEXICO, INC.

CASH AMERICA PAWN, INC. OF OHIO

CASHLAND FINANCIAL SERVICES, INC.

CNU DOLLARSDIRECT INC.

CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

CNU DOLLARSDIRECT LENDING INC.

DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.

ENOVA ONLINE SERVICES, INC.

EXPRESS CASH INTERNATIONAL CORPORATION

FLORIDA CASH AMERICA, INC.

GAMECOCK PAWN & GUN, INC.

GEORGIA CASH AMERICA, INC.

HORNET PAWN & GUN, INC.

LONGHORN PAWN AND GUN, INC.

MOBILE LEASING GROUP, INC.

MR. PAYROLL CORPORATION

OHIO NEIGHBORHOOD FINANCE, INC.

RATI HOLDING, INC.

TIGER PAWN & GUN, INC.

UPTOWN CITY PAWNERS, INC.

VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

CNU OF ALABAMA, LLC

CNU OF ALASKA, LLC

CNU OF ARIZONA, LLC

CNU OF CALIFORNIA, LLC

CNU OF COLORADO, LLC

CNU OF DELAWARE, LLC

CNU OF FLORIDA, LLC

CASHNETUSA OF FLORIDA, LLC

CNU OF HAWAII, LLC

CNU OF IDAHO, LLC

CNU OF ILLINOIS, LLC

CNU OF INDIANA, LLC

CNU OF KANSAS, LLC

CNU OF LOUISIANA, LLC

CNU OF MAINE, LLC

CASHNET CSO OF MARYLAND, LLC

CNU OF MICHIGAN, LLC

CNU OF MINNESOTA, LLC

CNU OF MISSISSIPPI, LLC

CNU OF MISSOURI, LLC

CNU OF MONTANA, LLC

CNU OF NEVADA, LLC

CNU OF NEW HAMPSHIRE, LLC

CNU OF NEW MEXICO, LLC

CNU OF NORTH DAKOTA, LLC

CNU OF OHIO, LLC

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC

CNU OF OKLAHOMA, LLC

CNU OF OREGON, LLC

CNU OF RHODE ISLAND, LLC

CNU OF SOUTH CAROLINA, LLC

CNU OF SOUTH DAKOTA, LLC

CNU OF TENNESSEE, LLC

CNU OF TEXAS, LLC

CNU OF UTAH, LLC

CNU OF VIRGINIA, LLC

CNU OF WASHINGTON, LLC

CNU OF WISCONSIN, LLC

CNU OF WYOMING, LLC

CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

DOLLARSDIRECT, LLC CASHEURONET UK, LLC EURONETCASH, LLC ENOVA BRAZIL, LLC

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Treasurer

CNU TECHNOLOGIES OF ALABAMA, LLC

CNU TECHNOLOGIES OF ARIZONA, LLC

CNU TECHNOLOGIES OF CALIFORNIA, LLC

CNU TECHNOLOGIES OF IOWA, LLC

CNU TECHNOLOGIES OF NEW MEXICO, LLC

CNU TECHNOLOGIES OF SOUTH CAROLINA, LLC

CNU TECHNOLOGIES OF WISCONSIN, LLC

TRAFFICGEN, LLC

AEL NET MARKETING, LLC

AEL NET OF ILLINOIS, LLC

AEL NET OF MISSOURI, LLC

NC FINANCIAL SOLUTIONS, LLC

By:	CNU Online Holdings, LLC,
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Treasurer

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC

NC FINANCIAL SOLUTIONS OF ARIZONA, LLC

NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC

NC FINANCIAL SOLUTIONS OF COLORADO, LLC

NC FINANCIAL SOLUTIONS OF DELAWARE, LLC

NC FINANCIAL SOLUTIONS OF GEORGIA, LLC

CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

NC FINANCIAL SOLUTIONS OF IDAHO, LLC

NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC

NC FINANCIAL SOLUTIONS OF KANSAS, LLC

NC FINANCIAL SOLUTIONS OF MARYLAND, LLC

NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC

NC FINANCIAL SOLUTIONS OF MISSOURI, LLC

NC FINANCIAL SOLUTIONS OF NEVADA, LLC

NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC

NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC

NC FINANCIAL SOLUTIONS OF OHIO, LLC

NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC

NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC

NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC

NC FINANCIAL SOLUTIONS OF TEXAS, LLC

NC FINANCIAL SOLUTIONS OF UTAH, LLC

NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC

NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC

By:	NC Financial Solutions, LLC
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Treasurer

CASHNETUSA CO LLC CASHNETUSA OR LLC THE CHECK GIANT NM LLC

By:	CNU of New Mexico, LLC,
Manager of each of the foregoing entities

	By:	CNU Online Holdings, LLC
Its sole member

		By:	/s/ Austin D. Nettle
			Name:	Austin D. Nettle
			Title:	Vice President and Treasurer

CASH AMERICA INTERNATIONAL, INC.

AMENDMENT TO STANDBY LETTER OF CREDIT AGREEMENT

DEBIT PLUS TECHNOLOGIES, LLC DEBIT PLUS SERVICES, LLC DEBIT PLUS PAYMENT SOLUTIONS, LLC

By:	Debit Plus, LLC,
The sole member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Treasurer

STRATEGIC RECEIVABLE MANAGEMENT SOLUTIONS, LLC

By:	/s/ J/ Curtis Linscott
	Name:	J. Curtis Linscott
	Title:	Manager

ENOVA FINANCIAL HOLDINGS, LLC

By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

CAMEX HOLDING, LLC

By:	Cash America of Mexico, Inc.,
Its sole member

	By:	/s/ Austin D. Nettle
		Name:	Austin D. Nettle
		Title:	Vice President and Treasurer